KBW Insurance Conference
September 7, 2010

Mercer Insurance Group, Inc. (the “Company”) may from time to time make written or oral
“forward-looking statements,” including statements contained in the Company’s filings with the Securities and Exchange Commission, in its reports to shareholders and in other communications by the Company, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond the Company’s control).  The words “may,” “could,”
“should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan” and similar expressions are intended to identify forward-looking statements.  A partial list of important factors that may affect our financial condition and results of operations is set forth in our filings with the Securities and Exchange Commission. The Company cautions that the list of important factors is not exclusive.  Readers are also cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the current date.  The Company does not undertake to update any forward-
looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

NASDAQ: MIGP
• 2009 NPW of $138 million, primarily from two regions
 centered on:
 – New Jersey/Pennsylvania
 – California (2005 acquisition)
• A (Excellent) A.M. Best rating with stable outlook
• Marketing primarily commercial lines through 560
 independent agents
• Underwriting conservatively in challenging lines
• Reputation for quality coverages, competitive prices and
 extraordinary customer service

Competitive in Agencies
• Real access to senior managers
 – Only one operating layer between CEO and line underwriters
• We listen and respond
 – Smaller can mean more nimble
• In it for the long term
 – Differentiate on coverages
 – Modify pricing, not availability
• Lucrative
 – Business is well underwritten
 – Significant profit sharing with agency partners
• Focus on share of targeted niches

Track Record of Consistency
• Full-year net and operating income* recorded every year since
 2003 IPO
 – Operating income* of $1.02 per share in 2010 first half compared with
 $1.07 in 2009 first half
• Book value has risen every year since IPO
• Full-year GAAP combined ratio below 100% every year since
 2004
 – 97.6% ratio for 2010 first half
 – Loss and loss adjusting reserves maintained near high-end of range
• Full-year operating ROE* between 9.5% and 11.8% since
 2006 (post acquisition of FPIC)
 – 8.6% operating ROE for 2010 first half (annualized)
• Consistent performance despite:
 – Reduced premium levels since 2008 due to weak economy, lower exposures and soft pricing
* See the Investors page of mercerins.com for non-GAAP and non-statutory reconciliation information

Strategies to Improve Book
Value and Maximize Profits
• Reduce volatility of operating results by diversifying premium sources
 – Emphasize commercial writings
 – Business line diversification
 – Geographic expansion
• Develop and use technology to improve efficiency to lower
 expense ratio
 – Improves customer service
• Make best use of capital by retaining as much profitable
 business as practical
• Invest conservatively to maximize current yield
 – Minimize risk
 – Maintain adequate liquidity

THE MERCER INSURANCE GROUP

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2001
2002
2003
2003
2005
2006
2007
2008
2009
Commercial
Personal

Diversify Premium Sources:
Emphasize Commercial Writings
• Focus commercial
 lines products on
 clearly defined
 market niches
• Offer personal lines
 strategically on East
 Coast

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2003
2004
2005
2006
2007
2008
2009
06/10
Comm'l Multi Peril
Comm'l Auto
Other Liability
Workers' Comp
Other Comm'l
Homeowners
Pers'l Auto
Other Personal

Diversify Premium Sources:
Business Line Diversification
• Recent product
 introductions:
 – West Coast - Small
 service contractors
 – East Coast - Waste
 haulers, garages
• CMP Includes:
 - Religious institutions
 - Residential contractors
 - “Main St.” BOP
 - Many other classes

Diversify Premium Sources:
Geographic Expansion
Active
Mail order surety
Inactive
 • 2005 acquisition brought
 West Coast operation
 • Evaluating strategic
 M&A
 • Must supplement
 strategic need
 • Must be accretive
 • Agency appointments
 • Protect franchise value
 • Focus on
 underrepresented areas

$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2007
2008
2009
Low end
Selection
High End

Loss and LAE Reserves
• Bulk of reserves are casualty
• Financial Pacific (acquired
 2005)
 – Focused on retail
 construction
 – Exposure to construction
 defect claims
 – Better regulatory
 environment
• Conservatively reserved
• In house legal team handles
 90% of CD claims
In 000’s

Develop and Use Technology
• Expanding use of internet based processing
 – Small commercial portals introduced on both coasts
 – Personal lines portal updated
 – Increasing familiarity and use by agents
 – Comparative rating for personal auto to come
• In test phase for a service oriented architecture (SOA) system for consolidation of multiple platforms
• Opportunity to improve expense ratio AND agency service

Best Uses of Capital
• Reduce reliance on reinsurance
 – Retention increased from $300,000 at time of IPO to $1 million
• Strategic M&A
• Support A.M. Best rating
• Periodic share repurchases
 – Over 9% of outstanding shares repurchased since IPO
• Shareholder dividend since 2nd quarter of 2006
 – Dividend increased 33% in the first quarter of 2010
• Positioned for economic and insurance market improvement

Equities
$8
2%
Cash
$29
7%
Gov't/
Muni's
$135
32%
Treasury
and
Agencies
$73
17%
Mortgage/
Asset
Backed
$19
4%
Corp.'s
$162
38%

Invest Conservatively
•Investment strategy focused on
capital protection
•High-quality portfolio
 •Reduced risk by exiting certain
 securities and classes
•Currently tax equivalent yield of
4.92%
• Duration at 3.9 years
•Small equity portfolio
As of 6/30/10, in millions

Improve Book Value and
Maximize Profits
• Small, multi-regional property casualty insurer
• $112 million market cap, yielding 2.3%
• Trading at 64% of book value
• Uninterrupted record of profitability and book value growth since 2003 IPO
• Viable strategic plan
Based on closing price of $17.34/share on 8/31/10

 Questions?